UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2023

Bowman Consulting Group Ltd.

(Exact name of registrant as specified in its charter)

Delaware	001-40371	54-1762351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12355 Sunrise Valley Drive, Suite 520

Reston, Virginia 20191

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (703) 464-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	BWMN	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Matters.

During the quarter ended June 30, 2023, certain officers and directors of Bowman Consulting Group Ltd. (the “Company”) each entered into a written stock trading plan pursuant to Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (each, a “10b5-1 Plan”).

On May 15, 2023, Michael Bruen, the Company’s Chief Operating Officer and Director, entered into a new 10b5-1 Plan related to the sales of up to 30,000 shares of the Company’s common stock. Subject to the terms and conditions of Mr. Bruen’s 10b5-1 Plan, a brokerage firm may periodically effect the transactions from September 2023 through February 2024.

On May 17, 2023, Bruce Labovitz, the Company’s Chief Financial Officer, entered into a new 10b5-1 Plan related to the sales of up to 38,000 shares of the Company’s common stock. Subject to the terms and conditions of Mr. Labovitz’s 10b5-1 Plan, a brokerage firm may periodically effect the transactions from August 2023 through March 2024.

On June 13, 2023, Raymond Vicks, Jr., an independent Director of the Company, entered into a 10b5-1 Plan related to the sales of up to 3,902 shares of the Company’s common stock. Subject to the terms and conditions of Mr. Vick’s 10b5-1 Plan, a brokerage firm may periodically effect the transactions from September 2023 through May 2024.

On June 16, 2023, Robert Hickey, the Company’s Chief Legal Officer and Secretary, entered into a new 10b5-1 Plan related to the sales of up to 24,000 shares of the Company’s common stock. Subject to the terms and conditions of Mr. Hickey’s 10b5-1 Plan, a brokerage firm may periodically effect the transactions from September 2023 through May 2024. On June 16, 2023, prior to entering into the new 10b5-1 Plan, Mr. Hickey terminated a previously disclosed 10b5-1 Plan entered into on December 16, 2022 relating to the sales of up to 32,000 shares from June 2023 through May 2024.

Transactions under each of the 10b5-1 Plans will be reported to the Securities and Exchange Commission in accordance with applicable securities laws, rules, and regulations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOWMAN CONSULTING GROUP LTD.

Date: June 30, 2023	By:	/s/ Bruce Labovitz
Bruce Labovitz
Chief Financial Officer